THIS EIGHTEENTH AMENDING AGREEMENT is made as of March 21, 2022.

AMONG:

I-Minerals Inc., a body corporate, continued under the laws of Canada, having its head office at Suite 880 — 580 Hornby Street, Vancouver, British Columbia, Canada V6C 3B6

(hereinafter called the "Company")

OF THE FIRST PART

AND:

i-minerals USA Inc., an Idaho limited liability company, having an office c/o the Company, at Suite 880 — 580 Hornby Street, Vancouver, British Columbia, Canada V6C 3B6

(hereinafter called the "Subsidiary")

OF THE SECOND PART

AND:

BV Lending, LLC, an Idaho limited liability company, having its head office at Suite 300, 2194 Snake River Parkway, Idaho Falls, Idaho, U.S.A. 83402

(hereinafter called "BV")

OF THE THIRD PART

WHEREAS:

A.	Pursuant to an agreement among the parties dated October 25, 2019, as amended by an amending agreement dated November 25, 2019 (hereinafter called the “First Amending Agreement”), as amended by an amending agreement dated January 20, 2020 (hereinafter called the “Second Amending Agreement”), as amended by an amending agreement dated June 4, 2020 (hereinafter called the “Third Amending Agreement”), as amended by an amending agreement dated July 8, 2020 (hereinafter called the “Fourth Amending Agreement”), as amended by an amending agreement dated December 3, 2020 (hereinafter called the “Fifth Amending Agreement”), as amended by an amending agreement dated March 9, 2021 (hereinafter called the “Sixth Amending Agreement”), as amended by an amending agreement dated April 15, 2021 (hereinafter called the "Seventh Amending Agreement"), as amended by an amending agreement dated May 10, 2021 (hereinafter called the “Eighth Amending Agreement”), as amended by an amending agreement dated June 15, 2021 (hereinafter called the “Ninth Amending Agreement”), as amended by an amending agreement dated July 15, 2021 (hereinafter called the “Tenth Amending Agreement”), as amended by an amending agreement dated August 13, 2021 (hereinafter called the “Eleventh Amending Agreement”), as amended by an amending agreement dated September 13, 2021 (hereinafter called the “Twelfth Amending Agreement”), as amended by an amending agreement dated October 13, 2021 (hereinafter called the “Thirteenth Amending Agreement”), as amended by an amending agreement dated November 15, 2021 (hereinafter called the “Fourteenth Amending Agreement”), as amended by an amending agreement dated December 15, 2021 (hereinafter called the “Fifteenth Amending Agreement”), as amended by an amending agreement dated January 13, 2022 (hereinafter called the “Sixteenth Amending Agreement”), and as amended by an amending agreement dated February 15, 2022 (hereinafter called the “Seventeenth Amending Agreement”), with the agreement dated October 25, 2019, as amended by the First Amending Agreement, the Second Amending Agreement, the Third Amending Agreement, the

Fourth Amending Agreement, the Fifth Amending Agreement, the Sixth Amending Agreement, the Seventh Amending Agreement, the Eighth Amending Agreement, the Ninth Amending Agreement, the Tenth Amending Agreement, the Eleventh Amending Agreement, the Twelfth Amending Agreement, the Thirteenth Amending Agreement, the Fourteenth Amending Agreement, the Fifteenth Amending Agreement, the Sixteenth Amending Agreement and the Seventeenth Amending Agreement hereinafter collectively called the “Loan Agreement”, B.V. agreed to advance certain funds to the Company to advance its Bovill Kaolin Project located in the State of Idaho, U.S.A.;

B.	The parties wish to further amend certain of the provisions of the Loan Agreement on the terms and conditions hereinafter set forth;

C.	The Subsidiary is a wholly-owned subsidiary of the Company and is the legal owner of the Helmer Bovill Property hosting the Bovill Kaolin Project in the State of Idaho, U.S.A., as referred to in Recital A. herein;

NOW THEREFORE THIS EIGHTEENTH AMENDING AGREEMENT WITNESSETH that in consideration of these presents and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties, the parties hereby agree as follows:

1.	The parties agree that the Loan Agreement is hereby amended as follows.

(a)         Paragraph 2.01 is hereby amended by deleting the amount “$3,225,000” and replacing such amount with “$3,475,000”.

(b)         Paragraph 2.08(g) is hereby amended to read as follows:

“(g)         With respect to each of the Sixteenth Advance, Seventeenth Advance, Eighteenth Advance, Nineteenth Advance and Twentieth Advance as set forth on Schedule A, the Company shall have requested each such Advance in writing and BV shall have expressly consented in writing to making such Advance in its sole and absolute discretion.”

(c)         Schedule A to the Loan Agreement is hereby amended to read as follows:

SCHEDULE A

2019
			October (First Advance)	November (Second Advance	December (Third Advance)
			$250,000	$250,000	$200,000
2020
February (Fourth Advance)	March (Fifth Advance)	April (Sixth Advance)	July (Seventh Advance)	August (Eighth Advance)	September (Ninth Advance)
up to $200,000	up to $200,000	up to $200,000	up to $150,000	up to $200,000	up to $200,000

October (Tenth Advance)	November (Eleventh Advance)	December (Twelfth Advance)
up to $200,000	up to $200,000	up to $250,000

2021
July (Thirteenth Advance)	August (Fourteenth Advance)	November (Fifteenth Advance)	December (Sixteenth Advance)
up to $112,500	up to $112,500	up to $125,000	up to $125,000
2022
January (Seventeenth Advance)	February (Eighteenth Advance)	March (Nineteenth Advance)	April (Twentieth Advance)
up to $125,000	up to $125,000	up to $125,000	up to $125,000

1.       Except as amended by this Eighteenth Amending Agreement, all of the other terms and conditions of the Loan Agreement remain in full force and effect.

2.       Each of the parties agrees to do and/or execute all such further and other acts, deeds, things, devices, documents and assurances that may be required in order to carry out the true intent and meaning of this Eighteenth Amending Agreement.

3.       This Eighteenth Amending Agreement and any certificate or other writing delivered in connection herewith may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Eighteenth Amending Agreement or such other writing, as the case may be, taken together, will be deemed to be one and the same instrument. The execution of this Eighteenth Amending Agreement or any other writing by any party hereto will not become effective until each party hereto has executed a counterpart of this Eighteenth Amending Agreement or any other writing, as the case may be.

4.       Each of the parties hereto will be entitled to rely upon delivery by facsimile or by email of executed copies of this Eighteenth Amending Agreement and any certificates or other writings delivered in connection herewith, and such facsimile or emailed copies will be legally effective to create a valid and binding agreement among the parties in accordance with the terms and conditions of this Eighteenth Amending Agreement.

5.       This Eighteenth Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and each of their successors and permitted assigns, as the case may be.

IN WITNESS WHEREOF the parties have executed and delivered this Eighteenth Amending Agreement as of the day and year first above written.

Executed by

I-Minerals Inc.

in the presence of

/s/ John Theobald

Authorized Signatory

Executed by

i-minerals USA Inc.

in the presence of

/s/ John Theobald

Authorized Signatory

Executed by

BV Lending, LLC

By: Ball Ventures, LLC, an Idaho limited

liability company, the Member

By: BV Management Services, Inc., an Idaho

corporation, the Manager

Per:	/s/ Cortney Liddiard
Cortney Liddiard, President

DATED: March 21, 2022
Between:
I-Minerals Inc.
OF THE FIRST PART
And:
i-minerals USA Inc.
OF THE SECOND PART
And:
BV Lending, LLC
OF THE THIRD PART
EIGHTEENTH AMENDING AGREEMENT
Tupper Jonsson & Yeadon 1710 - 1177 West Hastings Street Vancouver, B. C. V6E 2L3 Telephone: (604) 640-6355